CONTACT:
John A. Irwin
503-472-9361
john.irwin@evergreenaviation.com


         EVERGREEN INTERNATIONAL AVIATION, INC. ANNOUNCES NEW FINANCING
            ARRANGEMENT AND REFINANCING OF ITS SENIOR CREDIT FACILITY

MCMINNVILLE, OR, MAY 19, 2004 -Evergreen International Aviation, Inc. (the "Company") announced today that it and certain of its subsidiaries have recently entered into a new financing arrangement and refinanced its existing senior secured credit facility.

"We are pleased to announce this new arrangement and we feel the new facility provides us with flexibility that is consistent with our strategy for the business going forward," said John Irwin, the Company's chief financial officer.

The new financing arrangement is a three-year senior secured credit facility with Wells Fargo Foothill, part of Wells Fargo & Company (NYSE: WFC), and Ableco Finance LLC. The new credit facility consists of a $50 million revolving loan, subject to a borrowing base based on eligible receivables and eligible inventory, and a $50 million term loan and is secured by substantially all of the assets of the Company and its domestic subsidiaries, other than those subsidiaries that operate the Company's agricultural business. Approximately $83 million was funded at closing and used to prepay and terminate the Company's senior secured credit facility with PNC Bank, National Association, as Administrative Agent, and to pay certain related transaction costs.

In connection with the new financing arrangement, Evergreen Aircraft Sales & Leasing Co. amended its existing WCMA Loan Agreement with Merrill Lynch Business Financial Services, Inc. The amendment conforms the financial covenants in the loan agreement to the financial covenants in the new credit facility.

Based in McMinnville, Oregon, Evergreen is a leading integrated provider of worldwide airfreight transportation, aircraft ground handling and logistics, helicopter, small aircraft, aircraft maintenance and repair services. Evergreen's subsidiary companies provide diversified aviation services that include: worldwide air freight transportation, cargo and mail handling, airport passenger services, specialized helicopter services such as aerial spraying and petroleum support, aircraft maintenance, repair and overhaul services, storage, and buying, selling, leasing and trading aircraft, aircraft parts and engines. Evergreen provides services to a broad base of long-standing customers, including the U.S. Air Force Air Mobility Command, the U.S. Postal Service, freight forwarders, domestic and foreign airlines, industrial manufacturers and other government agencies.

                                      * * *

Certain information included herein and in other company reports, SEC filings, statements and presentations is forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Evergreen's anticipated operating results and financial resources. There are important factors that could cause our actual results to differ materially from the results discussed or implied in forward-looking statements, certain of which are beyond our control. These factors, risks and uncertainties include the following: our reliance on a few customers, particularly the U.S. Air Force Air Mobility Command and the U.S. Postal Service, with whom we currently have contracts to provide services that generate a large portion of our revenue, our future compliance with the terms of our debt agreements and other material contracts, weakness in our internal controls, general conditions in the aviation industry, including competition and demand for air cargo services, our ability to adequately maintain our fleet, the effect of government laws and regulations, particularly those relating to aviation and transportation, the effect of national, international and regional political and economic conditions, and fluctuations in currency rates, risks related to our


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operations in dangerous locations and the hazardous cargo we carry, risks related to war, terrorist attacks, expropriation of our property and hostilities directed at U.S. companies abroad, our dependence on certain key personnel, our ability to maintain adequate insurance coverage at favorable prices, and fluctuations in the cost of fuel. If one or more of the assumptions underlying our forward-looking statements proves incorrect, then Evergreen's actual results, performance or achievements could differ materially from those expressed in, or implied by the forward-looking statements contained in this report. Therefore, we caution you not to place undue reliance on our forward-looking statements. We disclaim any obligation, and make no promise, to update risk factors or forward-looking statements or to publicly announce the results of any revision to forward-looking statements, whether as a result of changes in underlying factors, to reflect new information, as a result of the occurrence of events or developments or otherwise. This statement is provided as permitted by the Private Securities Litigation Reform Act of 1995.

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